Exhibit 99.1

Keefe, Bruyette & Woods 8th  Annual Community Bank Investor Conference July 31-August 1, 2007 SCBT FINANCIAL CORPORATION®

Forward-Looking Statements: Statements contained in this presentation, which are not historical facts, are forward-looking statements.  In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgement of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Executive Management Team Years of Current Name Experience Position Robert R. Hill, Jr. 12/18 CEO John C. Pollok 12/18 COO & CFO Joe E. Burns 7/30 CCO Richard C. Mathis 7/23 CRO John F. Windley 5/31 President SCBT Thomas S. Camp 9/32 President SCBT Piedmont

$2.27 billion bank founded in 1934  45 financial centers  16 S.C. Counties  Opened 15 new offices in the last 5 years SCBT Financial Corporation Profile

SCBT Financial Corporation Profile Third largest independent commercial bank headquartered in South Carolina Eighth largest commercial bank in South Carolina1 Operates in 5 of the top 50 income and population growth MSA’s in the southeastern United States.2 Mission: To be South Carolina’s premier community bank and a top-performing bank in the southeast. 1 Source: FDIC Website as of June 30, 2006 2Source: SNL Financial; Sandler, O’Neill & Partners, L.P.

At A Glance Body: Closing Price as of 6-30-2007 $36.40 6-30-07 Earnings per share $  0.60 Book Value (6-30-2007) $18.47 Price / Earnings (TTM) 14.9x Market Capitalization at 6-30-2007 $334MM  Listed on the NASDAQ Global Select Market

Title: What Makes Us Successful? Customers Employees Community Involvement Management/Board Business Model

Business Model Community Banking Local Decisions Centralized Processes Experienced Relationship Managers & Employees “South Carolina’s Bank”

2006 Accomplishments Consolidated SunBank into South Carolina Bank and Trust Opened 4 new branches Net Income grew $3 million, up 19% from 2005. Earnings Per Share increased 11%. Credit Quality remained strong. Organic Loan Growth up 15% from year end 2005 Organic Deposit Growth up 16% from year end 2005

YTD 2007 Accomplishments Net Income of $10.8 million – Up 10.2% YOY. Diluted EPS of $1.17 – Up 10.1% YOY. Total Assets of $2.27 billion – Up 9.9% YOY. Paid 5% common stock dividend. Opened full-service branch in Myrtle Beach market. Opened full-service branch in Charleston market. Opening a full-service branch in Lexington market. Non-interest income up 17% QOQ 2Q‘07 to 2Q‘06; and up 19% YOY.

Deposit Market Share Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $8,461,441 20.77% 107 2  Bank of America (NC) 5,677,114 13.94 86 3  BB&T (NC) 5,490,144 13.48 90 4 South Financial Group (SC) 4,025,731 9.88 57 5 Synovus Financial (GA) 2,670,902 6.56 35 6 First Citizens Bancorp (SC) 2,317,551 5.69 88 7 South Carolina Bank & Trust 1,623,239 3.99 45 8 First Financial Holdings (SC) 906,783 2.23 51 9  SunTrust Bank (GA) 754,456 1.85 35 10 CNB Corp. (SC) 685,227 1.68 15 Source: SNL Financial & Keefe, Bruyette and Woods. Deposit data as of 6/30/2006.

Selected MSA Statistics SCBT Financial Center Locations Sources: SunTrust Robinson Humphrey, Inc.; Keefe, Bruyette & Woods; Federal Deposit Insurance Corporation  Charlotte, NC  Savannah, GA  Augusta, GA  Wilmington, NC

Demographics – Population & Income Projected Change in Population 2006-2011 (%)  Projected Median Household Income 2011 ($)  Source:  SNL Financial & Keefe Bruyette Wood Population and median household income are deposit weighted SCBT Southeast United States 9.49 6.7 SCBT Southeast United States $52,246$55,026 $60,704

Projected Average Household Income Growth 2006-2011 Less than 10%  10% - 15% 15% - 20%  SCBT Financial Center Locations Source: Keefe, Bruyette & Woods  National Average: 17.4%

Projected Population Growth 2006-2011 Less than 0%  0% - 5%  5% - 10%  Greater than 10% SCBT Financial Center Locations Source: Keefe, Bruyette & Woods  National Average: 6.7%

SOUNDNESS Net Charge-offs / Average Total Loans   Source: BHC Performance Report  0.16%  0.11%  0.09%  2002 2003 2004 2005 2006 1Q 2007 2Q 2007 SCBTFC 0.25% 0.18% 0.15% 0.11% 0.16% 0.11% 0.09% SCBTFC (inc. NSF & AOP) 0.30% 0.25% 0.20% 0.16% 0.16%  Peers 0.29% 0.25% 0.19% 0.15% 0.13%

SOUNDNESS 2005 2006 1Q 2007   2Q 2007 Non-Performing Assets /   Total Loans & OREO* 0.30% 0.30% 0.25% 0.28%  Allow. Loan Losses / Total Loans* 1.30% 1.29% 1.29% 1.29%  Allow. Loan Losses / Non-Performing Loans*469% 492% 581% 542%  Net Charge-offs / Average Loans 0.11% 0.16% 0.11% 0.09%   * Period end date Loan data excludes mortgage loans held for sale

Earnings Per Share and Net Income  Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007.  2002 2003 2004 2005 2006 Jun-07 Net Income $13,834  $14,786  $14,016  $16,655  $19,805  $10,781  EPS $1.62  $1.73  $1.64  $1.93  $2.15  $1.17

Fee Income By Type Body 2004 2005 2006 6/30/07 Deposit Service Fees $11,854 $12,473 $13,377 $7,043 Secondary Mtg. Orig Fees 3,892 5,054 5,613 3,385 Wealth Management 1,422 1,695 2,148 1,274 Bankcard Services Income 1,690 2,647 3,422 2,016 Other * 2,026 1,986 2,149 1,364 Total Non-interest Income $20,884 $23,847 $26,709 $15,082 *Excludes $1,766 gain on sale of fixed assets in 2004.

Year-Over-Year EPS Growth  Source:  FTN Midwest Securities Corp. 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 Super Regional Banks  5% 7% 12% 6% -2% Regional Banks  8% 3% 3% -4% -3% Small Cap Banks  12% 6% 3% 3% -3% SCBT Financial Corporation  11% 14% 12% 12% 8% 11% Thrifts  0% -16% -4% -8% -15%

PROFITABILITY Return on Average Equity  2002 2003 2004 2005 2006 1Q 2007 2Q 2007 Return on Avg. Equity 14.09% 13.72% 12.20% 13.19% 12.72% 12.87% 13.27% Return on Tangible Equity    15.20% 16.54% 16.45% 16.82%

PERFORMANCE DRIVERS Net Interest Margin – SCBT / Peer  Source: BHC Performance Report  4.12%  3.94%  3.99%   2002 2003 2004 2005 2006 1Q 2007 2Q 2007 SCBTFC 4.86% 4.56% 4.37% 4.29% 4.12% 3.94% 3.99% Peers 4.28% 4.05% 3.99% 4.07% 3.99%

Checking Account Growth  15% CAGR  13.3  16.4  17.6 2004 2005 2006 Jun-07 Consumer 10.8  13.5  14.2  8.2  Business 2.5  2.9  3.4  1.9

GROWTH - Total Assets  16.3% CAGR   2002 2003 2004 2005 2006 1Q 2007 2Q 2007 Total Assets $1,145 $1,198 $1,439 $1,926 $2,178 $2,243 $2,275

DIVERSIFICATION Loan Mix  As of June 30, 2007  Commercial RE Owner Occupied RE Commercial & Industrial Consumer Installment Consumer Real Estate 38.43% 40.88% 13.36% 7.31%

Commercial Real Estate As of June 30, 2007  Commercial - Non Owner Occupied Consumer Lot Loans Construction/Development Other Consumer Real Estate 12.29% 8.25% 17.90% 61.57%  Commercial RE Owner Occupied RE Commercial & Industrial Consumer Installment Consumer Real Estate 38.44% 40.89% 13.36% 7.31%

Owner Occupied Real Estate As of June 30, 2007  Commercial RE Owner Occupied RE Commercial & Industrial Consumer Installment Consumer Real Estate 38.44% 40.89% 13.36% 7.31% Consumer - Owner Occupied 2nd Lien Other Consumer - Owner Occupied 1st Lien Commercial - Owner Occupied Clear Consumer Real Estate 8.27% 6.22% 13.01% 13.39% 59.11%

GROWTH - Total Deposits  14.2% CAGR  2002 2003 2004 2005 2006 1Q 2007 2Q 2007 Total Deposits $898 $946 $1,174 $1,473 $1,707 $1,716 $1,783

GROWTH – Core Deposits  13.2% CAGR  2002 2003 2004 2005 2006 1Q 2007 2Q 2007 Core Deposits $749 $812 $1,012 $1,204 $1,335 $1,350 $1,414

OPERATING EFFICIENCY  2004 2005 2006 Number of Branches 34  41  45  Efficiency Ratio 66.49% 66.30% 65.22%

Ten-Year Asset Growth (in thousands)  1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Total Assets $565,558 $750,077 $872,398 $969,848 $1,025,682 $1,144,948 $1,197,692 $1,436,977 $1,925,856 $2,178,413

Ten-Year Net Income Growth (in thousands)  1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Net Income $6,446 $8,271 $7,640 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805

Market Capitalization Over Ten Years  1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Market Capitalization Value $98,806,244 $159,143,511 $132,396,639 $80,105,617 $120,586,067 $169,358,265 $217,693,785 $260,122,042 $284,589,548 $363,849,963

Price Performance & Analyst Recommendations  As of June 30, 2007 Source: Yahoo! Finance and Keefe, Bruyette & Woods Price data is adjusted for Stock Splits and Dividends Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion.  Analyst    July 2007 Recommendation SunTrust Robinson Humphrey  OUTPERFORM FIG Partners   BUY FTN Midwest Securities Corp.  BUY Keefe, Bruyette, & Woods  HOLD Sandler, O’Neill & Partners  HOLD    SCBT Peer Average Nasdaq Bank Index 1 year 9.15% -8.57% 5.16% 3 year 42.08% -2.57% 16.78% 5 year 63.74% 24.43% 36.08% Analyst    July 2007 Recommendation SunTrust Robinson Humphrey  OUTPERFORM FIG Partners   BUY FTN Midwest Securities Corp.  BUY Keefe, Bruyette, & Woods  HOLD Sandler, O’Neill & Partners  HOLD

Title: INVESTOR CONTACTS Body: Robert R. Hill, Jr. Chief Executive Officer  John C. Pollok Senior Executive Vice President and Chief Operating and Financial Officer  Richard C. Mathis Executive Vice President and  Chief Risk Officer  SCBT Financial Corporation 520 Gervais Street Columbia, South Carolina  29201 803-771-2265 www.scbtonline.com